Exhibit 10.13





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                             AMENDMENT NO. 2 TO THE
                             STOCKHOLDERS' AGREEMENT


                                      among


                                  MEDICON, INC.


                                       and


                          THE STOCKHOLDERS NAMED HEREIN


                         _______________________________

                         Dated as of September 28, 1995

                         _______________________________








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







                             AMENDMENT NO. 2 TO THE
                             STOCKHOLDERS' AGREEMENT



          AMENDMENT NO. 2 TO THE STOCKHOLDERS' AGREEMENT (this "Amendment"),
                                                                ---------

dated as of September 28, 1995, among MEDICON, INC., an Illinois corporation

(the "Company"), J.H. WHITNEY & CO., a New York limited partnership ("Whitney"),
      -------                                                         -------

WHITNEY 1990 EQUITY FUND, L.P., a Delaware limited partnership ("Whitney Equity
                                                                 --------------

Fund"), WHITNEY SUBORDINATED DEBT FUND, L.P., a Delaware limited partnership
- ----

("Whitney Debt Fund"), CHEMICAL VENTURE CAPITAL ASSOCIATES, a California limited
  -----------------

partnership ("CVCA," and together with Whitney, Whitney Equity Fund and Whitney
              ----

Debt Fund, the "Investors"), ALAN P. MINTZ ("Mintz"), LAWRENCE RUBINSTEIN
                ---------                    -----

("Rubinstein"), JOHN E. ADAMS ("Adams"), NANCIE BLATT ("Blatt"), ALAN SPIRO
  ----------                    -----                   -----

("Spiro"), SHELDON GULINSON ("Gulinson), JAMES ZECHMAN ("Zechman," and
  -----                       --------                   -------

collectively with Mintz, Rubinstein, Adams, Blatt, Spiro and Gulinson, the

"Original Stockholders"), Steven Hillel Mintz Irrevocable Trust (12/19/94) (SHM
 ---------------------                                                      ---

Trust"), ARI DAVID MINTZ IRREVOCABLE TRUST (12/19/94) ("ADM Trust"), JEFFREY
- -----                                                   ----------

ADAM MINTZ IRREVOCABLE TRUST (12/19/94) ("JAM Trust"), JONATHAN EPHRAIM MINTZ
                                          ---------

IRREVOCABLE TRUST ("JEM Trust"), ADAM M. RUBINSTEIN IRREVOCABLE TRUST (12/19/94)
                    ---------

("AMR Trust"), ADINA R. HERMAN IRREVOCABLE TRUST (12/19/94) ("ARH Trust)and
  ---------                                                   ---------

ELANA B. RUBINSTEIN IRREVOCABLE TRUST ("EBR Trust," and collectively with SHM
                                        ---------

Trust, ADM Trust, JAM Trust, JEM Trust, AMR Trust and ARH Trust, the

"Transferees").  The Transferees, together with the Original
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


                                                                        2




Stockholders, are referred to herein as the "Management Stockholders."
                                             -----------------------

          WHEREAS, on November 3, 1994, the Investors and the Original

Stockholders entered into certain agreements, including the Stockholders'

Agreement that is being amended hereby (the Initial Agreement"), and consummated
                                            -----------------

certain transactions that effectuated a recapitalization of the Company, a partial redemption of the equity in the Company owned by the Original

Stockholders (except Zechman) and the investment by the Investors in the

Company;

          WHEREAS, on September 1, 1995, the Transferees became parties to the

Stockholders' Agreement and thereafter have been deemed to be Management

Stockholders for purposes thereof;

          WHEREAS, on September 6, 1995, the parties hereto entered into an agreement (the "Restructuring Agreement") to restructure the economic interests
                -----------------------

of the Management Stockholders and the Investors in the Company, to grant a release of liability from claims and to amend certain agreements, including the

Stockholders' Agreement; and

          WHEREAS, the parties hereto intend to further amend the Stockholders'

Agreement.

          NOW, THEREFORE, the parties hereto mutually agree to amend the

Stockholders' Agreement as follows:

          1.   The provisions of Section 7.9 of the Stockholders' Agreement are hereby terminated.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first written above.


                                     MEDICON, INC.


                                     By:  /s/ Lawrence Rubinstein
                                         -----------------------------
                                        Name: Lawrence Rubinstein
                                        Title:


                                     J.H. WHITNEY & CO.


                                     By:_______________________________
                                        Name:
                                        A General Partner


                                     WHITNEY 1990 EQUITY FUND, L.P.


                                     By:_______________________________
                                        Name:
                                        A General Partner


                                     WHITNEY SUBORDINATED DEBT FUND, L.P.


                                     By:_______________________________
                                        Name:
                                        A General Partner











































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                                                                        4




                                     CHEMICAL VENTURE CAPITAL
                                     ASSOCIATES, A CALIFORNIA LIMITED
                                     PARTNERSHIP


                                     By: CHEMICAL VENTURE PARTNERS,
                                         Its General Partner


                                     By:_______________________________
                                        Name:


                                               /s/ Alan P. Mintz
                                     ----------------------------------
                                               Alan P. Mintz



                                               /s/ Lawrence Rubinstein
                                     ----------------------------------
                                               Lawrence Rubinstein


                                               /s/ John Adams
                                     ----------------------------------
                                               John Adams


                                               /s/ Nancie Blatt
                                     ----------------------------------
                                               Nancie Blatt


                                                /s/ Alan Spiro
                                     ----------------------------------
                                               Alan Spiro


                                                /s/ Sheldon Gulinson
                                     ----------------------------------
                                               Sheldon Gulinson


                                                /s/ James Zechman
                                     ----------------------------------
                                               James Zechman



                                              /s/ Steven Hillel
                                     ----------------------------------
                                     Steven Hillel Mintz Irrevocable
                                          Trust 12/19/94
                                     By:  John E. Adams
                                     Its: Trustee

                                        /s/ John E. Adams
                                     ----------------------------------
                                     Ari David Mintz Irrevocable
                                          Trust 12/19/94
                                     By:  John E. Adams
                                     Its: Trustee



                                          /s/ John E. Adams
                                     ----------------------------------
                                     Jeffrey Adam Mintz Irrevocable
                                          Trust 12/19/94
                                     By:  John E. Adams
                                     Its: Trustee



                                          /s/ John E. Adams
                                     ----------------------------------
                                     Jonathon Ephraim Mintz Irrevocable
                                          Trust 12/19/94
                                     By:  John E. Adams
                                     Its: Trustee



                                        /s/ Edward S. Salomon
                                     ----------------------------------
                                     Adam M. Rubinstein Irrevocable
                                          Trust 12/19/94
                                     By:  Edward S. Salomon
                                     Its: Trustee




                                         /s/ Edward S. Salomon
                                     ----------------------------------
                                     Adina R. Herman Irrevocable
                                          Trust 12/19/94
                                     By:  Edward S. Salomon
                                     Its: Trustee



                                         /s/ Edward S. Salomon
                                     ----------------------------------
                                     Elana B. Rubinstein Irrevocable
                                          Trust 12/19/94
                                     By:  Edward S. Salomon
                                     Its: Trustee